by the Company. In the event that the Company does not accept the undersigned's subscription, or if the Offering is terminated for any reason, the undersigned's payment will be returned without interest or deduction.

The undersigned has read carefully this Subscription Agreements and, to the extent necessary, has discussed the representations, warranties and agreements which the undersigned makes by signing it, and the applicable limitations upon the undersigned's resale of the Securities with counsel.

The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Securities, or any recommendation or endorsement of the offering of the Securities. Any representation to the contrary is a criminal offense.

The undersigned is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities for investment purposes, with no present intention of dividing, or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and shall not make any sale, transfer or other disposition of the Securities without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available under those laws.

The undersigned's overall commitment to investments, which are not readily marketable, is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not cause such overall commitment to become excessive.

The undersigned, if an individual, has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investments in the Securities.

The undersigned is an "accredited investor" as that term is defined in Section 501(a) under Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act which definition is attached hereto. The undersigned is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual, or its principal business address if a corporation or other entity.

The undersigned, together with any purchaser representatives of the undersigned (as identified herein) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

The undersigned has received adequate and material financial information and documents from the Company.

The undersigned has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the financial information and documents as the undersigned desired in order to evaluate the investment, and the undersigned availed itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high-risk nature of the investment.

The undersigned has accurately completed the Qualified Purchaser Questionnaire provided herewith and has executed such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

The undersigned understands that even if the Company is or becomes a "reporting company" under the Securities Exchange Act of 1934, as amended, the provisions of Rule 144 promulgated under the 1933 Act to permit resale's of the Securities are not available for at least one (1) year from the date the Securities are paid for and accepted, there can be no assurance that the conditions necessary to permit routine sales of the Securities under Rule 144 will be satisfied in that such sales require that the Company be current in filing periodic reports under the Securities Exchange Act of 1934, and, if Rule 144 should become available, sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule. The undersigned further understands that in connection with the sale of securities for which Rule 144 is not available, compliance with some other registration exemption will be required. The undersigned understands that except as specifically set forth herein, the Company is under no obligation to the undersigned to register the Securities or to comply with the conditions of Rule 144 or take any other action necessary in order to make any exemption for the resale of the Securities without registration.

The undersigned understands that none of the Securities has been registered under the 1933 Act, or any state securities laws in reliance on exemptions for private offerings; the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from registration is available. The certificate(s) representing the Securities will bear the following legend until (i) such securities shall have been registered under the 1993 Act and effectively disposed of in accordance with the registration statement; or (ii) in the opinion of counsel reasonable satisfactory to the Company such Securities may be sold without registration under the 1933 Act:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED, AND ANY TRANSFER OR PURPORTED TRANSFER SHALL NOT BE RIGHTFUL UNDER THE UNIFORM COMMERCIAL CODE AND THE COMPANY SHALL HAVE NO DUTY TO REGISTER A TRANSFER OF THESE SECURITIES EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW. THE RESTRICTIONS CONTAINED HEREIN ARE BINDING ON THE HOLDER HEREOF AND HIS SUCCESSORS AND ASSIGNS.

The undersigned, if an individual, is at least 21 years of age.

If at any time prior to acceptance of the subscription for the Securities of the undersigned, any representation or warranty of the undersigned shall no longer be true, the undersigned promptly shall give written notice to the Company specifying which representations and warranties are not true and the reason therefore, whereupon the undersigned's subscription may be rejected.

Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in the State of Nevada and the parties hereby submit to the exclusive jurisdiction of the courts of the State of Nevada and of the federal courts in the District of Nevada with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company.

The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Subscription Agreement or the undersigned's purchase of the Securities.

The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties and acknowledgements contained in this Subscription Agreement and in the

Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company and the Representative, and their respective shareholders, officers, directors, affiliates, "controlling persons", agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with a breach of any representation or warranty of the undersigned contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire. The undersigned acknowledges that such damage could be substantial since (a) the Notes are being offered without registration under the 1993 Act in reliance upon the exemption pursuant to Section 4(2) and/or Rules under Regulation D of the 1933 Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting the undersigned's Subscription Agreement.

Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto. This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether verbal or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this 22 day of March, 2013.

Subscribed for Quantity and Type of Shares:

Quantity: 1,166,667 **Type of Shares:** Common

Manner in which Title is to be held (*Please Check One*):

1.	✓	Individual	7.	/ /	Trust/Estate/Pension or Profit Sharing Plan Date Opened: ______
2.	/ /	Joint Tenants With Right of Survivorship	8.	/ /	As a Custodian for
3.	/ /	Community Property			______ Under the Uniform Gift to Minors Act of the State of ______
4.	/ /	Tenants in Common			
5.	/ /	Corporate/Partnership	9.	/ /	Married with Separate Property
6.	/ /	IRA	10.	/ /	Keogh

INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 7;
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 8.

Reid R. Miles
Name of Purchaser

______
Registered Representative

Please indicate whether or not you or any member of your immediate family is affiliated with any member of the National Association of Securities Dealers, Inc. A member of your immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law, daughter-in-law and children and any other person who is supported, directly or indirectly to a material extend by the subscriber.

Check One: /✓/ No Affiliates / / Affiliated with (explain)

____

____

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

Reid R. Miles

Exact Name in Which Title is to be Held

[signature]

Signature

(If joint Tenant or Tenants in Common, both persons must sign and this page must contain all information for both persons.)

Reid R. Miles

Name *(Please Print)*

25 East 67th Street Apt 4E

Residence: Number and Street

New York N.Y. 10065

City State Zip Code

212-586-6050

Telephone Number

546-53-9050

Social Security Number

ACCEPTED this __ day of __________, 2011 on behalf of the Company.

VIEW SYSTEMS, INC.

By: ________________________

Name: ________________________

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

____
Name of Entity (Please Print)

____
Address of Principal Office of Entity

BY: ____________________________

TITLE: ____________________________

(affix corporate seal)

Attest: ____
(If Entity is a Corporation)

____
Address

____
Telephone Number

____
Taxpayer ID Number

ACCEPTED, this __ day of _____, 2010, on behalf of the Company.

VIEW SYSTEMS, INC.

By: ____________________________

Name: ____________________________

EXHIBIT B

VIEW SYSTEMS, INC.

*** C O N F I D E N T I A L ***

QUALIFIED PURCHASER QUESTIONNAIRE

PURPOSE OF THIS QUESTIONNAIRE:

Shares of Common Stock of **VIEW SYSTEMS, INC.**, a Nevada corporation (the "Company"), are being offered without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state, in reliance on the exemption contained in Regulation D of the 1933 Act and on similar exemptions under applicable state laws.

Under Regulation D and/or certain state laws, the Company is required to determine that an individual, or an individual together with a "purchaser representative" or each individual equity owner of an "investing entity" meets the suitability standards upon which the private placement exemption is conditioned. **THE COMPANY WILL NOT SELL THE SECURITIES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A QUESTIONNAIRE. IN THE CASE OF AN INVESTOR THAT IS A PARTNERSHIP, TRUST OR CORPORATION, EACH EQUITY OWNER MUST COMPLETE A QUESTIONNAIRE.** This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security of the Company.

INSTRUCTIONS:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to the Company, at

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to any item.

Your answers will be kept strictly confidential at all times. However, the Company or its counsel may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Securities will not result in a violation of the registration provisions of the 1933 Act or a violation of applicable exemptions from registration or qualification under the securities laws of any state.

Please provide the following personal information:

Name: Reid R. Miles

Age: 50

Residence Address: 25 East 67th Street Apt. 4E

(Including Zip Code) New York N.Y. 10065

Business Address: Miles Howland & Co. LLC

470 Park Avenue South
12th Floor, North Side

(Including Zip Code) New York N.Y. 10016

Telephone No's: Residence: 646-707-1315 Business: 212 586 6050

Please describe your present or most recent business or occupation and describe the nature of your employment, the principle business of your employer, the principle activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

Chairman and CEO
Miles Howland & Co. LLC

Please state whether you or any member of your *immediate family* (i) are a member of or a person associated with a member of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) are an owner of stock or other securities of an NASD member (other than purchased on the open market), or (iii) has made a subordinated loan to any NASD member? [A member of your *immediate family* includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law, daughter-in-law and children and any other person who is supported, directly or indirectly to a material extent by the subscriber].

Yes	No
	✓

If you marked "yes" to any of (i)-(iii) above, please briefly describe the facts below:

Please provide the following information concerning your financial experience:

Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial Experience	Limited Experience	No Experience
Marketable Securities	✓		
Equity securities for which no Market exists	✓		
Limited Partnerships	✓		

Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

Securities (cash) Yes ✓ No ____

No. of years 28

Securities (margin) Yes ____ No ____

No. of years ____

Applicable to **INDIVIDUALS ONLY**. Please answer the following questions concerning your financial condition:

Does your net worth* (or joint worth with your spouse) exceed $1,000,000?

✓ Yes ____ No

For purposes hereof* "net worth**" *shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).*

Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

Yes ✓ No ____

***For purposes hereof the term* "**income**" *is not limited to "adjusted gross income" as that term is defined for Federal Income Tax purposes, but rather includes certain items of income which are deducted in computing "adjusted gross income". For investors who are salaried employees, the gross salary of such investor, minus any significant expense personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.*

Please describe any obligations which you currently have or which become due in the next 24 months which you do not expect to pay out of available funds:

____

____

____

.Applicable to Corporations, Partnerships and other Entities.

Do your total assets exceed $5,000,000 or, alternatively, do all of your equity holders meet the requirements of subparagraphs 5.1 or 5.2 above not formed for the purpose of acquiring the securities?

Yes ____ No ____

Check if appropriate:

[✓] I hereby represent and warrant that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of any prospective investment in the Company.

Please describe any pre-existing personal or business relationship that you have with the Company or any of its officers and directors.

Board Member

Please describe any business or financial experience that you have had that would allow the Company to reasonably conclude that you are capable of evaluating a prospective investment in the Company. If none, so state.

Chairman and CEO, Miles Howland & Co. LLC
Career as a professional investor since 1996

If your answer to the above Question above was "None" in order to evaluate the merits and risks of the investment, will you be relying upon the advice of any other person(s) who will be acting as your purchaser representative(s)?

Yes ________ No ✓

If "Yes", please identify each such person and indicate his business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Qualified Purchaser Questionnaire which will be supplied at your request and which must be returned to the Company prior to the sale of any of the Securities to you).

By signing this Questionnaire, I hereby confirm the following statements:

(a) I have read the Subscription Agreement for Shares including the attachments thereto

(b) I am aware no market currently exists for the Securities, thereby requiring any investment to be maintained for an indefinite period of time.

(c) I acknowledge that any delivery to me of the Subscription Agreement for Shares relating to the Securities prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Securities until such determination of suitability shall be made, and, I agree that I shall promptly return the Subscription Agreement for Shares to the Company upon request.

(d) My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company of any changes in the information I have provided.

(e) I also understand and agree that, although the Company will use its best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company may present this Questionnaire and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which it or they are or may be bound.

(f) I realize that this Questionnaire does not constitute an offer by the Company or its affiliates to sell securities but is merely a request for information.

Reid R. Miles
Printed Name

Signature

546 53 9050
Social Security Number or Taxpayer Identification Number

Date and Place Executed:

Date: 3/22/13

Place: New York N.Y.